Earnings Per Share	12 Months Ended
Dec. 31, 2014
Earnings Per Share

20. Earnings Per Share

The weighted average shares used in calculating earnings per share were:

	2014	2013	2012
Weighted average shares basic	92.1	95.5	93.5
Effect of dilutive securities:
stock options/share awards	0.3	0.4	0.3
equity units	—	—	1.3
Weighted average shares diluted	92.4	95.9	95.1

The number of shares outstanding increased on April 30, 2012 by 5.8 million due to the settlement of the remaining Equity Units. For 2012, 1.3 million shares were included in the dilutive weighted average share amount related to the Equity Units. Due to the settlement in April 2012 there is no effect in 2014 and 2013. For further information see Note 13.

There were no antidilutive shares outstanding for the years ended December 31, 2014 and 2013. In 2012 there were approximately 0.4 million common shares related to the Company’s Stock Incentive Plan, which were antidilutive and therefore not included in the computation of diluted EPS.